SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)                February 12, 2002
                                                 -------------------------------------------------------------

                                            The Neptune Society, Inc.
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                                        (Exact Name of Registrant as Specified in Its Charter)

                                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

                000-30480                                                         59-2492929
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         (Commission File Number)                                        (IRS Employer Identification No.)


      3500 W. Olive, Suite 1430, Burbank, California                                          91505
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       (Address of Principal Executive Offices)                                             (Zip Code)

                                                  (818) 953-9995
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                                    (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

     Effective on October 1, 2001, The Neptune Society, Inc. (the "Company") adopted changes to its inventory management policy in an effort to reduce expenses related to storing certain delivered merchandise in connection with the sale of pre-need contracts.

     In response to the Securities and Exchange Commission's issuance of Staff Accounting Bulletin No. 101 "Revenue Recognition in Financial Statements" (SAB No. 101), effective January 1, 2000, the Company changed its accounting policies applicable to pre-need merchandise sales. Under the Company's revenue recognition policy for the sale of pre-need merchandise, the Company delivered certain merchandise, then segregated and specifically identified by customer, stored merchandise sold in connection with pre-need sales contracts. The Company will continue to deliver and store certain merchandise sold in connection with pre-need sales contracts as required by applicable law, but because this certain merchandise is identical in each pre-need contract, the Company will no longer specifically identify such merchandise by customer. As a result of this change in inventory management policy, the Company will not continue to recognize revenue on the sale of certain future pre-need merchandise sales. This change in inventory management is expected to result in an immediate improvement in the Company's cash flow.


ITEM 9.   REGULATION FD DISCLOSURE.


99.1     Press release dated February 12, 2002



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                           The Neptune Society, Inc.
                                           -------------------------
                                                 (Registrant)



Date February 12, 2002                     By: /s/ Marco Markin
                                               ---------------------
                                           Name: Marco Markin
                                           Title: Chief Executive Officer and
                                                  Director

Exhibit 99.1





                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

FOR IMMEDIATE RELEASE



            NEPTUNE SOCIETY ANNOUNCES CHANGE IN INVENTORY MANAGEMENT
                      POLICY TO IMPROVE POSITIVE CASH FLOW

Burbank, CA., February 12, 2002 - The Neptune Society, (OTCBB: NTUN) one of the country's largest publicly traded cremation specialists, announced today that it has adopted a new inventory management policy that is designed to reduce expenses and improve cash flow to the Company in 2002 in the amount of twenty-two dollars per each individual pre-need contract sold. Based on Neptune Society's current rate of pre-need sales, management estimates that the reduction in expenses resulting from the new inventory management policy will result in an approximate $300,000 annual improvement in cash flow.

"After careful evaluation, management determined that the new inventory management policy could improve cash flow by eliminating by approximately $300,000 in costs budgeted by Neptune Society for 2002 associated with specifically identifying by customer certain stored merchandise sold in connection with pre-need sales contracts," stated Rodney Bagley, Chief Financial Officer of the Neptune Society. "The savings from the change in Neptune Society's inventory management policy is expected to help fund the expansion of the Neptune Society's operations into new markets. During the past year, sales related to our pre-need contracts have continued to increase and our operations have been cash-flow positive before taking into account debt servicing and capital expenditures. We are examining ways to continually improve cash-flow from operations to assist us in facilitating our entry into new markets and to increase our sales of pre-need services and merchandise."

As always, Neptune Society will continue to deliver and store certain merchandise sold in connection with pre-need sales contracts as required by applicable law. In May 2001, Neptune Society implemented additional inventory management procedures to allow it to recognize certain pre-need merchandise revenues from the sale of pre-need contracts prior to the performance of the related cremation service. As a result of the change in inventory management policy announced today, Neptune Society will cease performing these additional procedures and will not continue to recognize revenue on the sale of certain future pre-need merchandise sales. Although Neptune Society's revenues under generally accepted accounting principles in the United States ("US GAAP") are expected to decrease as a result of the inventory management policy change, management expects to realize an immediate improvement in cash flow.

Under US GAAP, the rules related to revenue recognition do not allow the Company to recognize revenue on sales of merchandise unless specific requirements are met, even though the Company maintains an irrevocable right to receive such funds if the contract is terminated. As such, Management believes that there are certain non-US GAAP indicators that can assist readers in understanding the financial results of the Neptune Society, including the number of pre-need contracts sold, the value of pre-need contracts sold and net cash flow from operating activities (excluding debt service and acquisition costs). During the nine month period ended September 30, 2001, Neptune Society reported cremation service and merchandise revenues of $8.7 million and a net loss of $4.5 million. During the third quarter ending September 30, 2001 , Neptune Society sold approximately 2,900 pre need contracts, the value of the pre-need contracts sold by the Company was approximately $3.6 million and net cash flow from all operating activities (excluding principal debt service and acquisition costs) was $194,000. Management anticipates that Neptune Society will generate positive net cash flows during 2002 before the payment of debt and interest, contingent asset purchase price and capital expenditures.

Neptune Society is expected to release its financial results for the year ended December 31, 2001 on or about March 29, 2002.

Neptune Society is one of North America's largest cremation specialists, and is the only publicly traded company with a business strategy that focuses solely on providing cremation services. Neptune Society, operating for nearly three decades, has locations in California, Florida, New York, Washington, Iowa, Oregon, Arizona and Colorado and has provided thousands of cremation services and currently has in excess of 60,000 active contracts and approximately $40 million in trust and Insurance in its unique Pre-Need program. Neptune Society's business strategy is to become the largest and most trusted brand name in the cremation service industry. The Company believes that continued growth and development of the Neptune Society brand name will assist the Company in achieving its goal of becoming the largest provider of simple, dignified and economical cremation services in the United States.

                                RODNEY M. BAGLEY


                             CHIEF FINANCIAL OFFICER
                              NEPTUNE SOCIETY INC.


                      For further information regarding The
                            Neptune Society contact:
                    Gary R. Loffredo, Director (800) 535-7935
                             www.neptunesociety.com

Disclaimer: This press release contains forward-looking statements about the Company and its business. Forward looking statements are statements that are not historical facts and are generally, but not always identified by the words "expects," "anticipates," "believes," "intends," "estimates," "projects" and similar expressions, or that events or conditions "will," "may," "could" or "should" occur. Readers/Investors are cautioned that the forward- looking statements are inherently uncertain, including statements related to the anticipated improvement Company's cash flow as a result of the change in inventory management policy, the Company's business expansion strategy, success of its acquisitions and new offices, its ability to implement its current business and growth strategies, its ability to obtain sufficient financing to fund its proposed growth, the Company's ability to develop its brand name and effectively market its services and the Company's expectations for future success. Actual performance and results of operations may differ materially from those projected or suggested. The forward-looking statements contained herein represent the Company's judgment as of the date of this release, and the Company cautions the reader not to place undue reliance on such statements. These forward-looking statements should not be reprinted, reiterated nor considered an inducement for investment.